UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the

Securities Exchange Act of 1934

Check the appropriate box:

☐

Preliminary Information Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒

Definitive Information Statement

IRONCLAD ENCRYPTION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14c-5(g)

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule, or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

1

IRONCLAD ENCRYPTION CORPORATION

777 S. Post Oak Lane, Suite 1700

Houston, Texas  77056

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

September 25, 2017

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of the shares of the Class A common stock, par value $0.001 per share (the “Common Stock”) of Ironclad Encryption Corporation, a Nevada corporation (the “Company”), as of the close of business on the record date of September 25, 2017 (the “Record Date”). The purpose of this Information Statement is to notify our shareholders that on September 25, 2017, the Board of Directors of the Company (the “Board”) and the holders of at least a majority of the outstanding shares of the Common Stock adopted resolutions by written consent (the “Consents”) which approve the Company’s amendment and restatement of its Articles of Incorporation to be filed in Nevada, the filing of Articles of Conversion in Nevada and a Certificate of Conversion and a Certificate of Incorporation in Delaware to change its state of incorporation from Nevada to Delaware, and the adoption of Bylaws of the Company following the conversion from Nevada to Delaware, subject to shareholder approval.

The Board believes that the amendment and restatement of the Articles of Incorporation (the “Amended Articles”) reflects certain administrative changes that were intended to be included in the original Articles of Incorporation of the Company and that the filing of the Amended Articles with the Secretary of State of Nevada is beneficial to the Company.  The Board believes that it is in the best interest of the Company to file Articles of Conversion with the Secretary of State of Nevada and a Certificate of Conversion and a Certificate of Incorporation with the Secretary of State of Delaware to change its state of incorporation from Nevada to Delaware.  The Board further believes that it is in the best interest of the Company to adopt Bylaws of the Company following the conversion from Nevada to Delaware.  The full texts of the Amended Articles, the Articles of Conversion to be filed in Nevada, the Certificate of Conversion and  Certificate of Incorporation to be filed in Delaware and the Bylaws are attached as Appendix A to this Information Statement.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of at least a majority of the outstanding shares of the voting stock of the Company and the approval of the action taken will become effective on a date that is not earlier than 21 days after this Information Statement is first mailed to our shareholders. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from shareholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority shareholders.

The enclosed Information Statement was mailed on or about September 25, 2017 to shareholders of record on the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of at least a majority of the outstanding shares of all voting stock of the Company.  The approval of the action previously taken will become effective on a date that is not earlier than 21 days after this Information Statement is first mailed to our shareholders.

Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing action, and such shareholders have sufficient voting power to approve such action through their ownership of the Common Stock, no other shareholder consents will be solicited in connection with the matter described in this Information Statement. The Board is not soliciting your proxy in connection with

2

the adoption of these resolutions pursuant to the Consents, and proxies are not requested from shareholders.  Our shareholders are not entitled to appraisal rights under the Company’s Articles of Incorporation, bylaws or Nevada corporate law with respect to the actions taken.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any security holder at a shared address to which a single copy of the Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.  Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of September 25, 2017, the number of shares of the Common Stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 66,008,249 shares of the Common Stock outstanding as of September 25, 2017. The business address of the shareholder listed below is c/o Ironclad Encryption Corporation, 777 S. Post Oak Lane, Suite 1700, Houston, Texas  77056.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Ownership
Officers and Directors
J.D. McGraw, CEO/President/Director	23,480,891	35.55
John S. Reiland, Director	50,000	0.08
Greg Lipsker, Director	320,000	0.48
Jeff Barrett, Vice President	15,900,000	24.90
David Gullickson, Vice President of Finance	25,000	0.04
Len Walker, Vice President of Legal	150,000	0.28
Daniel Lerner, Chief Technology Officer	5,000,000	7.60
Miguel Yanez, Vice President of Phone Sales	550,000	0.83
All directors and executive officers as a group (7 individuals)	45,475,891	69.76

3

INTEREST OF CERTAIN PERSONS IN OR IN

OPPOSITION TO MATTERS TO BE ACTED UPON

Other than as described herein, no other person has any interest, direct or indirect, by security holdings or otherwise, in the matters herein which is not shared by all other shareholders.

OTHER MATTERS

The Board knows of no other matters other than those described in the enclosed Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Ironclad Encryption Corporation

777 S. Post Oak Lane, Suite 1700

Houston, Texas  77056

Sincerely,

By:

/s/ Len Walker

Name:

Len Walker

Title:

Secretary / General Counsel

4

APPENDIX A

777 South Post Oak Lane, Suite 1700

Houston, TX 77056

(888) 362-7972

NOTICE OF ACTION TAKEN

Amendment and Restatement of Articles of Incorporation

Articles of Conversion and Certificate of Conversion

 to Change Jurisdiction of Incorporation to Delaware

Adoption of Certificate of Incorporation and Bylaws following Conversion

Notice of Action Taken by Written Consent

To the Shareholders of Ironclad Encryption Corporation

September 25, 2017

Dear Shareholder,

On September 25, 2017, through a written consent in lieu of meeting, the holders of more than a majority of the outstanding voting interests of Ironclad Encryption Corporation (the “Company”), approved the following actions:

1.

The amendment and restatement of the Company’s Articles of Incorporation.  A copy of the Amended and Restated Articles of Incorporation is attached to this notice for your information and will be filed with the Secretary of the State of Nevada on October [16], 2017, subject to shareholder approval.

2.

The filing of Articles of Conversion with the Secretary of State of Nevada and a Certificate of Conversion with the Secretary of State of Delaware.  Copies of the Articles of Conversion and the Certificate of Conversion are attached to this notice for your information and will be filed with the Secretary of the State of Nevada and the Secretary of the State of Delaware, as applicable, on October [16], 2017, subject to shareholder approval.

3.

The filing of a Certificate of Incorporation with the Secretary of State of Delaware and the adoption of Bylaws of the Company in connection with the conversion of the jurisdiction of incorporation of the Company from Nevada to Delaware.  Copies of the Certificate of Incorporation and Bylaws are attached to this notice for your information and the Certificate of Incorporation will be filed with the Secretary of the State of Delaware and the Bylaws will be adopted on October [16], 2017, subject to shareholder approval.

Sincerely,

/s/ Len Walker

Len Walker

Secretary / General Counsel

IronClad Encryption Corporation

Enclosure:

Amended and Restated Articles of Incorporation, Articles of Conversion, Certificate of Conversion, Certificate of Incorporation and Bylaws

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

IRONCLAD ENCRYPTION CORPORATION

Pursuant to the provision of the Nevada Business Corporation Act, ss.78.010, et. seq. the undersigned corporation hereby adopts the following Articles of Incorporation as follows:

ARTICLE I

NAME

The name of this corporation is IRONCLAD ENCRYPTION CORPORATION

ARTICLE II

DURATION

 This corporation has perpetual existence.

ARTICLE III

CORPORATION PURPOSES

The purpose or purposes for which the Corporation is organized are all things necessary or convenient to carry out any lawful business, including producing and providing all products and services related to data and system encryption and key-management technology, as well as those itemized under Chapter 78 of Nevada Revised Statutes, including any amendments thereto or successor statute that may hereinafter be enacted.

ARTICLE IV

CAPITALIZATION

Section 1

Aggregate Number of Shares.  The total number of shares which the Corporation shall have authority to issue is 521,707,093 having a par value of $0.001 per share of which (a) 20,000,000 shares shall be Preferred Stock, (b) 500,000,000 shares shall be Class A Common Stock, and (c) 1,707,093 shares shall be Class B Common Stock.

Section 2

Rights of Preferred Stock ..  The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distribution of assets of the Corporation in the event of liquidation, dissolution, or winding-up of the Corporation, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs.  The authorized, but unissued shares of Preferred Stock, may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors.  The Directors, in their sole discretion, shall have the power to determine the relative powers, preferences and rights of each series of Preferred Stock.

Section 3

Rights of Common Stock ..  The designations, relative rights, preferences and limitations of the shares of Class A Common Stock and Class B Common Stock are as follows:

Class A Common Stock :

Voting .. The holders of Class A Common Stock shall at all times vote as one class, with each holder of record entitled to one vote for each share held. A holder of shares of Class A Common Stock shall not be entitled as a matter of right to cumulate its votes.

Dividends .. Each issued and outstanding share of Class A Common Stock shall entitle the holder thereof to receive dividends (whether payable in cash, stock or otherwise), when, as and if declared by the board of directors of the Corporation out of funds legally available therefore.

Liquidation, Dissolution or Winding Up .. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, each issued and outstanding share of Class A Common Stock shall entitle the holder of record thereof to receive ratably and equally all the assets and funds of the Corporation available for distribution to its stockholders, whether from capital or surplus.

Merger, Consolidation, Etc .. Upon the merger or consolidation of the Corporation (in a merger or  consolidation in which stockholders of the Corporation receive cash or securities of any other person or entity upon such merger or consolidation), or upon the sale or other disposition of all or substantially all of the properties and assets of the Corporation as an entirety to any person or entity, the aggregate consideration therefore payable to the stockholders of the Corporation, if any, shall be distributed as if such merger, consolidation, sale or other disposition were a distribution in liquidation, dissolution or winding up of the affairs of the Corporation.

Preemptive Rights .. A holder of shares of Class A Common Stock shall not be entitled as a matter of right to preemptive rights to acquire additional shares of capital stock of the Corporation.

Class B Common Stock :

Voting .. The holders of Class B Common Stock shall not be entitled to vote with respect to any matter submitted to the stockholders of the Corporation for vote.

Dividends .. Each issued and outstanding share of Class B Common Stock shall entitle the holder thereof to receive dividends (whether payable in cash, stock or otherwise), when, as and if declared by the board of directors of the Corporation out of funds legally available therefore.

Liquidation, Dissolution or Winding Up .. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, each issued and outstanding share of Class B Common Stock shall entitle the holder of record thereof to receive ratably and equally all the assets and funds of the Corporation available for distribution to its stockholders, whether from capital or surplus.

Merger, Consolidation, Etc .. Upon the merger or consolidation of the Corporation (in a merger or consolidation in which stockholders of the Corporation receive cash or securities of any other person or entity upon such merger or consolidation), or upon the sale or other disposition of all or substantially all of the properties and assets of the Corporation as an entirety to any person or entity, the aggregate consideration therefore payable to the stockholders of the Corporation, if any, shall be distributed as if such merger, consolidation, sale or other disposition were a distribution in liquidation, dissolution or winding up of the affairs of the Corporation.

Preemptive Rights .. A holder of shares of Class B Common Stock shall not be entitled as a matter of right to preemptive rights to acquire additional shares of capital stock of the Corporation.

ARTICLE V

PREEMPTIVE RIGHTS

The Corporation elects to have preemptive rights with respect to shares of stock or securities convertible into shares of stock of the Corporation.

ARTICLE VI

NO CUMULATIVE VOTING

Each shareholder entitled to vote at any election for Directors shall have the right to vote, in person or by proxy, one vote for each share of stock owned by such shareholder for as many persons as there are Directors to be elected and for whose election such shareholder has a right to vote, and no shareholder shall be entitled to cumulate their votes.

ARTICLE VII

BYLAWS

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the shareholders to adopt, alter, amend or repeal the Bylaws.

ARTICLE VIII

REGISTERED OFFICE AND ADDRESS

The address of the registered office of the Corporation is: 502 East John Street Unit East, Carson City, Nevada 89706 and the name of its initial registered agent at such address is CSC Service of Nevada, Inc.

ARTICLE IX

DIRECTORS' LIABILITY

To the full extent from time to time permitted by law, no director of the corporation shall be personally liable to the corporation or its shareholders for damages for conduct as a director.  Neither the amendment or repeal of this Article, nor the adoption of any provision of the Articles of Incorporation inconsistent with this Article, shall eliminate or reduce the protection afforded by this Article to a director of the corporation with respect to any matter which occurred, or any cause of action, suit or claim which but for this Article would have accrued or arisen, prior to such amendment, repeal or adoption.

ARTICLE X

LIMITATION ON RIGHT TO CALL SPECIAL SHAREHOLDERS' MEETING

Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors, upon not less than 30 nor more than 50 days' written notice to the stockholders of the Corporation.

ARTICLE XI

AMENDMENT TO ARTICLES OF INCORPORATION

This corporation reserves the right to amend or repeal any provisions contained in these Articles of Incorporation, in any manner now or hereafter permitted by law, and all rights and powers conferred herein on the shareholders and directors of the Corporation are subject to this reserved power.

ARTICLE XII

LIMITATION OF LIABILITY

No director or officer of the Corporation shall be personally liable to the cooperation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer. However, the foregoing provision shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.  Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE XIV

STATUTES NOT APPLICABLE

The provisions of Nevada Revised Statutes, 78.378 through 787.3793, inclusive, regarding the voting of a controlling interest in stock of a Nevada corporation and sections 78.411 through 78.444, inclusive, regarding combinations with interested stockholders, shall not be applicable to this Corporation.

*140304*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity *must* be submitted/filed simultaneously with the articles of conversion.

## Articles of Conversion
## (Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

IRONCLAD ENCRYPTION CORPORATION
Name of constituent entity

Nevada
Jurisdiction

Corporation
Entity type *

and,

IRONCLAD ENCRYPTION CORPORATION
Name of resulting entity

Delaware
Jurisdiction

Corporation
Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

☐ The entire plan of conversion is attached to these articles.

☒ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐ The complete executed plan of conversion for the resulting domestic limited *partnership is* on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State 92A Conversion Page 1
Revised: 1-5-15

W096 - 1/16/2015 Wolters Kluwer Online

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Articles of Conversion
(PURSUANT TO NRS 92A.205)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

**4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):**

Attn: Corporation Trust Center

c/o: 1209 Orange Street
New Castle, DE 19801

**5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)**

**Date:** **Time:**

**6. Signatures - must be signed by:**

**1.** If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

**2.** If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

IRONCLAD ENCRYPTION CORPORATION

**Name of *constituent* entity**

**X**

| **Signature** | **Title** | **Date** |
|---|---|---|
| | VP, General Counsel & Secretary | 10/[16]/2017 |

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **This statement must be included within the resulting entity's articles.**

**FILING FEE: $350.00**

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State 92A Conversion Page 2
Revised: 1-5-15

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

1.

The jurisdiction where the Non-Delaware Corporation first formed is Nevada.

2.

The jurisdiction immediately prior to filing this Certificate is Nevada.

3.

The date the Non-Delaware Corporation first formed is February 22, 2017.

4.

The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Ironclad Encryption Corporation.

5.

The name of the Corporation as set forth in the Certificate of Incorporation is Ironclad Encryption Corporation.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on the [16]th day of October, 2017.

     /s/ Len E. Walker

By:

Name: Len E. Walker

Title: Vice President, General Counsel and Secretary

(Remainder of page intentionally left blank)

CERTIFICATE OF INCORPORATION OF

IRONCLAD ENCRYPTION CORPORATION

Pursuant to the provisions of the Delaware General Corporation Law, the undersigned corporation hereby adopts the following Certificate of Incorporation as follows:

ARTICLE I

NAME

The name of this corporation is IRONCLAD ENCRYPTION CORPORATION.

ARTICLE II

DURATION

 The Corporation has perpetual existence.

ARTICLE III

CORPORATION PURPOSES

The purpose of the Corporation is to engage in any part of the world in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, including producing and providing all products and services related to data and system encryption and key-management technology.

ARTICLE IV

REGISTERED OFFICE AND ADDRESS

The address of the registered office of the Corporation is 1209 Orange Street, Wilmington, Delaware 19801, and the name of its initial registered agent at such address is The Corporation Trust Company.

ARTICLE V

INCORPORATOR

The name and address of the sole incorporator are as follows:

Name:

Mailing Address:

Len E. Walker

777 South Post Oak Lane, Suite 1700

Houston, TX 77056

ARTICLE VI

CAPITALIZATION

Section 1

Aggregate Number of Shares.  The total number of shares which the Corporation shall have authority to issue is 521,707,093 having a par value of $0.001 per share of which (a) 20,000,000 shares shall be Preferred Stock, (b) 500,000,000 shares shall be Class A Common Stock, and (c) 1,707,093 shares shall be Class B Common Stock.

Section 2

Rights of Preferred Stock.  The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distribution of assets of the Corporation in the event of liquidation, dissolution, or winding-up of the Corporation, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs.  The authorized, but unissued shares of Preferred Stock, may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors.  The Directors, in their sole discretion, shall have the power to determine the relative powers, preferences and rights of each series of Preferred Stock.

Section 3

Rights of Common Stock.  The designations, relative rights, preferences and limitations of the shares of Class A Common Stock and Class B Common Stock are as follows:

Class A Common Stock:

Voting. The holders of Class A Common Stock shall at all times vote as one class, with each holder of record entitled to one vote for each share held. A holder of shares of Class A Common Stock shall not be entitled as a matter of right to cumulate its votes.

Dividends. Each issued and outstanding share of Class A Common Stock shall entitle the holder thereof to receive dividends (whether payable in cash, stock or otherwise), when, as and if declared by the board of directors of the Corporation out of funds legally available therefore.

Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, each issued and outstanding share of Class A Common Stock shall entitle the holder of record thereof to receive ratably and equally all the assets and funds of the Corporation available for distribution to its stockholders, whether from capital or surplus.

Merger, Consolidation, Etc. Upon the merger or consolidation of the Corporation (in a merger or  consolidation in which stockholders of the Corporation receive cash or securities of any other person or entity upon such merger or consolidation), or upon the sale or other disposition of all or substantially all of the properties and assets of the Corporation as an entirety to any person or entity, the aggregate consideration therefore payable to the stockholders of the Corporation, if any, shall be distributed as if such merger, consolidation, sale or other disposition were a distribution in liquidation, dissolution or winding up of the affairs of the Corporation.

Preemptive Rights. A holder of shares of Class A Common Stock shall not be entitled as a matter of right to preemptive rights to acquire additional shares of capital stock of the Corporation.

Class B Common Stock:

Voting. The holders of Class B Common Stock shall not be entitled to vote with respect to any matter submitted to the stockholders of the Corporation for vote.

Dividends. Each issued and outstanding share of Class B Common Stock shall entitle the holder thereof to receive dividends (whether payable in cash, stock or otherwise), when, as and if declared by the board of directors of the Corporation out of funds legally available therefore.

Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, each issued and outstanding share of Class B Common Stock shall entitle the holder of record thereof to receive ratably and equally all the assets and funds of the Corporation available for distribution to its stockholders, whether from capital or surplus.

Merger, Consolidation, Etc. Upon the merger or consolidation of the Corporation (in a merger or consolidation in which stockholders of the Corporation receive cash or securities of any other person or entity upon such merger or consolidation), or upon the sale or other disposition of all or substantially all of the properties and assets of the Corporation as an entirety to any person or entity, the aggregate consideration therefore payable to the stockholders of the Corporation, if any, shall be distributed as if such merger, consolidation, sale or other disposition were a distribution in liquidation, dissolution or winding up of the affairs of the Corporation.

Preemptive Rights. A holder of shares of Class B Common Stock shall not be entitled as a matter of right to preemptive rights to acquire additional shares of capital stock of the Corporation.

ARTICLE VII

PREEMPTIVE RIGHTS

The Corporation elects to have preemptive rights with respect to shares of stock or securities convertible into shares of stock of the Corporation.

ARTICLE VIII

NO CUMULATIVE VOTING

Each shareholder entitled to vote at any election for Directors shall have the right to vote, in person or by proxy, one vote for each share of stock owned by such shareholder for as many persons as there are Directors to be elected and for whose election such shareholder has a right to vote, and no shareholder shall be entitled to cumulate their votes.

ARTICLE IX

LIMITATION ON LIABILITY OF DIRECTORS

A director of the Corporation shall  not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE X

BYLAWS

The board of directors shall have the power to adopt, alter, amend or repeal the Bylaws of the Corporation or adopt new Bylaws. Nothing herein shall deny the concurrent power of the shareholders to adopt, alter, amend or repeal the Bylaws.

ARTICLE XI

AMENDMENT TO CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in any manner now or hereafter permitted by law, and all rights and powers conferred herein on the shareholders and directors of the Corporation are subject to this reserved power.

IN WITNESS WHEREOF, the undersigned, has executed this Certificate of Incorporation this [16]th day of October, 2017.

  /s/ Len E. Walker

Len E. Walker, Sole Incorporator

BYLAWS OF

IRONCLAD ENCRYPTION CORPORATION

ARTICLE 1

REGISTERED OFFICE AND RESIDENT AGENT

The registered office of the corporation shall be located in the State of Delaware at such place as may be fixed from time to time by the officers of the corporation upon filing such notices as may be required by law, and the resident agent shall have a business office identical with such registered office. Any change in the resident agent or registered office shall be effective upon filing such change with the Office of the Secretary of State of the State of Delaware unless a later date is specified.

ARTICLE 2

SHAREHOLDERS

2.1

Place of Meeting. All meetings of the shareholders shall be held at the principal place of business of the corporation, or at such other place, within or without the State of Delaware, as shall be determined from time to time by the Board, and the place at which any such meeting shall be held shall be stated in the notice of the meeting.

2.2

Annual Meeting. The annual meeting of shareholders for election of Directors and for transaction of such other business as may properly come before the meeting shall be held on the date and at the time fixed, from time to time, by the Board of Directors, provided that there shall be an annual meeting every calendar year. Shareholder annual meetings may occur through the use of any means of communication by which all shareholders participating can hear each other during the meeting, or by tele-facsimile transmission.

2.3

Special Meetings. Special meetings of shareholders of the corporation may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors, or by the holders of ten percent (10%) of the voting power of the corporation, upon not less than ten nor more than fifty days written notice to the shareholders of the corporation. Shareholder special meetings may occur through the use of any means of communication by which all shareholders participating can hear each other during the meeting, or by tele-facsimile transmission.

2.4

Notice of Meeting.

2.4.1

Annual Meeting. Notice of the time and place of the annual meeting of the shareholders shall be given by delivering personally or by mailing a written or printed notice of the same to each shareholder of record entitled to vote at the meeting, at least ten days and not more than sixty days prior to the meeting.

2.4.2

Special Meeting. At least ten days and not more than fifty days prior to the meeting, written or printed notice of each special meeting of the shareholders, stating the place, day and hour of such meeting and the purpose or purposes for which the meeting is called, shall be delivered personally or mailed to each shareholder of record entitled to vote at such meeting.

2.5

Voting Record. At least ten days before each meeting of the shareholders, a complete record of shareholders entitled to vote at such meeting, or any adjournment thereof, shall be made, arranged in alphabetical order with the address of and number of shares held by each shareholder, which record shall be kept on file at the registered office of the corporation for a period of ten days prior to such meeting. The record shall be kept open at the time and place of such meeting for inspection by any shareholder. Failure to comply with the requirements of this subsection shall not affect the validity of any action taken at a meeting.

2.6

Quorum and Adjourned Meetings. A majority of the voting power of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders. If less than a majority of the voting power entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

2.7

Manner of Acting. Except as may be otherwise provided in the Delaware General Corporation Law, if a quorum is present, the affirmative vote of the majority of the voting power represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law.

2.8

Voting of Shares. Except as otherwise provided in these Bylaws or to the extent voting rights of shares of any class or classes are limited or denied by the Certificate of Incorporation, on each matter submitted to a vote at a meeting of shareholders, each shareholder shall have one vote for each share of stock registered in his name in the books of the corporation. Voting by ballot shall not be required for any corporate action except as otherwise provided by Delaware  law.

2.9

Fixing of Record Date for Determining Shareholders. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any distribution, or in order to make a determination of shareholders for any other purpose, the Board may fix in advance a date as the record date for any such determination. Such record date shall not be more than sixty days, and in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting or to receive payment of a distribution, the date and hour on which the notice of meeting is mailed or on which the resolution of the Board declaring such distribution is adopted, as the case may be, shall be the record date and time for such determination. Such determination shall apply to any adjournment of the meeting.

2.10

Proxies. A shareholder may vote either in person or by written proxy executed by the shareholder or his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy. Any proxy regular on its face shall be presumed to be valid.

2.11

Waiver of Notice. A waiver of any required shareholder notice signed either before or after the time stated therein for the meeting by the person or persons entitled to such notice shall be equivalent to giving notice.

2.12Voting for Directors. Except as otherwise provided in the Certificate of Incorporation or in these Bylaws, every shareholder of record shall have the right at every shareholders' meeting to one (1) vote for every share standing in his/her name on the books of the corporation, and the affirmative vote of a majority of the shares represented at a meeting and entitled to vote thereat shall be necessary for the adoption of a motion or for the determination of all questions and business which shall come before the meeting.

2.13

Action by Shareholders Without a Meeting.  Any action required or which may be taken at a shareholders meeting may be taken without a meeting if a written consent setting forth the action so taken is signed by the holders of a majority of the voting power of the corporation entitled to vote with respect to the subject matter thereof. Such consent shall be inserted in the minute book as if it were the minutes of a meeting of the shareholders.  In no instance where action by written consent is authorized need a meeting be called or noticed.

2.14

Action of Shareholders by Communication Equipment. Shareholders may participate in shareholders meetings by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

2.15

Conduct of Meeting. Meetings of the shareholders shall be presided over by one of the following officers in the order of seniority and if present and acting: The Chairman of the Board, if any; the President; a Vice-President; or if none of the foregoing is in office and present and acting, by a chairman to be chosen by the shareholders. The Secretary of the corporation, or in his absence an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the chairman of the meeting shall appoint a secretary of the meeting.

2.16

Inspectors and Judges. The Board of Directors in advance of any meeting may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof. If any inspector or inspectors, or judge or judges, are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges.  In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting, or at the meeting by the person presiding thereat. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots and consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots and consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders.  On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them, and execute a certificate of any fact found by him or them.

ARTICLE 3

SHARES

3.1

Issuance of Shares. No shares of stock shall be issued unless authorized by the Board. Such authorization shall include the maximum number of shares to be issued and the consideration to be received for each share. No certificate shall be issued for any share until consideration for such share is fully paid.

3.2

Certificates. Certificates representing shares of the corporation shall be issued in numerical order, and each shareholder shall be entitled to a certificate signed by the President, or a Vice President, and the Secretary or an Assistant Secretary, and may be sealed with the seal of the corporation or a facsimile thereof. The signatures of such officers may be facsimiles if the certificate is manually signed on behalf of a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation. If an officer who has signed or whose facsimile signature has been placed upon such certificate ceases to be such officer before the certificate is issued, it may be issued by the corporation with the same effect as if the person were an officer on the date of issue.

Each certificate of shares shall state:

(a)

that the corporation is organized under the laws of the State of Delaware;

(b)

the name of the person to whom issued; and

(c)

the number and class of shares and the designation of the series, if any, which such certificate represents.

3.3

Transfers.

3.3.1

Record of Transfer.  Transfer of shares shall be made only upon the stock transfer books of the corporation which shall be kept at the registered office of the corporation, its principal place of business, or at the office of its transfer agent or registrar. The Board may, by resolution, open a share register in any state and may employ an agent or agents to keep such register and to record transfers of shares therein.

3.3.2

Requirements for Transfer. Shares of the corporation shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificate, an assignment separate from certificate or a written power of attorney to sell, assign and transfer the same signed by the holder of the certificate. No shares of the corporation shall be transferred on the books of the corporation until the outstanding certificates therefor have been surrendered to the corporation.

3.4

Registered Owner.

3.4.1

Name of Shareholder. Registered shareholders shall be treated by the corporation as holders in fact of shares standing in their respective names and the corporation shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided below or by the laws of the State of Delaware.

3.4.2

Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name, if authority to do so be contained in an appropriate order of the court by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

3.4.3

Certification Procedure. The Board may adopt by resolution a procedure whereby a shareholder may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. The resolution shall set forth:

(a)

the classification of shareholder who may certify;

(b)

the purpose or purposes for which the certification may be made;

(c)

the form of certification and information to be contained therein;

(d)

if the certification is with respect to a record date or closing of share transfer books, the date by which the certification must be received by the corporation;

(e)

and, such other provisions with respect to the procedure as are deemed necessary or desirable.

3.4.4

Deemed Holder of Record. Upon receipt from the corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the holder of record of the number of shares specified in place of the shareholder making the certification.

3.5

Mutilated, Lost or Destroyed Certificates.  In case of any mutilation, loss or destruction of any certificate of shares, another may be issued in its place on proof of such mutilation, loss or destruction. The Board may impose conditions on such issuance and may require the giving of a satisfactory bond or indemnity to the corporation in such sum as the Board might determine or establish such other procedures as the Board deems necessary.

3.6

Fractional Shares or Scrip. The corporation may: (a) issue fractions of shares which shall entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any assets of the corporation in the event of liquidation; (b) arrange for the disposition of fractional interests by those entitled thereto; (c) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such shares are determined; or (d) issue scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon surrender of scrip aggregating a full share.

ARTICLE 4

BOARD OF DIRECTORS

4.1

General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of the Board, except as may be otherwise provided in the Certificate of Incorporation or the Delaware General Corporation Law.

4.2

Number, Tenure and Qualifications. The authorized number of directors of the corporation shall not be less than one (1) and not more than twelve (12).  The number of directors may be increased or decreased by a duly adopted resolution of the Board of Directors. Each director shall serve for a term ending on the annual meeting following the annual meeting at which such director was elected The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified or disabled, or shall otherwise be removed. For purposes of the preceding paragraph, reference to the first election of directors shall signify the first election of directors concurrent with the approval by stockholders of this Bylaw. At each annual election held thereafter, the directors chosen to succeed those whose terms then expire shall be identified as being of the same as the directors they succeed.

4.2.1

A majority of the directors at any time in office shall constitute a quorum for the transaction of business, and if at any meeting of the Board of Directors there shall be less than such a quorum, a majority of those present may adjourn the meeting from time to time. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number be required by law or by these Bylaws.

4.2.2

A director need not be a stockholder.

4.3

Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority of the remaining directors, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires or, in each case, until their respective successors are duly elected and qualified. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director. When any director shall give notice of resignation effective at a future date, the Board may fill such vacancy to take effect when such resignation shall become effective.

4.4

Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the shares of the corporation entitled to vote for the election of directors.

4.5

Annual and Regular Meetings. An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of shareholders. By resolution, the Board, or any committee thereof, may specify the time and place either within or without the State of Delaware for holding regular meetings thereof without other notice than such resolution.

4.6

Special Meetings. Special meetings of the Board or any committee appointed by the Board may be called by or at the request of the President, the Secretary or, in the case of special Board meetings, any two Directors and, in the case of any special meeting of any committee appointed by the Board, by the Chairman thereof. The person or persons authorized to call special meetings may fix any place either within or without the State of Delaware as the place for holding any special Board or committee meeting called by them.

4.7

Notice of Special Meetings. Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally by telephone or in person. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.

4.7.1

Personal Delivery. If notice is given by personal delivery, the notice shall be effective if delivered to a Director at least two days before the meeting.

4.7.2

Delivery by Mail. If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail properly addressed to a Director at the Director's address shown on the records of the corporation with postage prepaid at least three days before the meeting.

4.7.3

Oral Notice. If notice is delivered orally, by telephone or in person, the notice shall be deemed effective if personally given to the Director at least one day before the meeting.

4.8

Quorum and Voting.

4.8.1

Action of Board. Except as otherwise provided in these Bylaws or Certificate of Incorporation, the act of the majority of the Directors present at a Board meeting at which there is a quorum shall be the act of the Board, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law. The Directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Directors to leave less than a quorum.

4.8.2

Interest in Transaction.  If a transaction or contract with the corporation in which a Director or officer of the corporation has a direct or indirect interest is authorized, approved, or ratified by a vote of the majority of Directors with no direct or indirect interest in the transaction, then:

(a)

a quorum for purposes of taking such action is present; and

(b)

the act of such majority of disinterested Directors shall constitute the act of the Board.

4.9

Waiver of Notice.

4.9.1

In Writing. Whenever notice is required to be given to any Director or committee member under these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board or any committee appointed by the Board need be specified in the waiver of notice of such meeting.

4.9.2

By Attendance. The attendance of a Director or committee member at a meeting shall constitute a waiver of notice of such meeting, except where the Director or committee member attends a meeting for the express purpose of objecting to the transaction or any business because the meeting is not lawfully called or convened.

4.10

Presumption of Assent. A Director present at a Board meeting at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against the matter, unless his dissent is entered in the minutes of the meeting, unless he files his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or unless he forwards such dissent by registered mail to the secretary immediately after adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

4.11

Resignation. Any Director may resign at any time by delivering written notice to the President, Secretary or registered office of the corporation, or by giving oral notice at any Directors or shareholders meeting.

4.12

Executive and Other Committees. The Board, by resolution adopted by a majority of the full Board, may designate from among its members an Executive Committee and one or more other standing or special committees. The Executive Committee shall have and may exercise all the authority of the Board, and other standing or special committees may be invested with such powers, subject to such conditions, as the Board shall see fit; provided that notwithstanding the above, no committee of the Board shall have the authority to: (1) authorize distributions, or the issuance of shares, unless a resolution of the Board, or these Bylaws or the Certificate of Incorporation expressly so provide; (2) approve or recommend to shareholders actions or proposals required by the Delaware General Corporation Law to be approved by shareholders; (3) fill vacancies on the Board or any committee thereof; (4) amend the Bylaws; (5) fix compensation of any Director for serving on the Board or on any committee thereof; (6) approve a plan of merger, consolidation or exchange of shares not requiring shareholder approval; (7) appoint other committees of the Board or the members thereof; or (8) amend the Certificate of Incorporation, except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares adopted by the Board, fix any of the relative rights and preferences of shares of any preferred or special class as permitted under the Delaware General Corporation Law. All committees so appointed shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the corporation. The designation of any such committee and the delegation of authority thereto shall not relieve the Board, or any member thereof, of any responsibility imposed by law.

4.13

Compensation. The Board of Directors, by affirmative vote of a majority of the Directors then in office, and irrespective of any personal interest of any of its members, may establish reasonable compensation for their services as Directors and such reimbursement for any reasonable expenses incurred in attending Directors' meetings.  The compensation of Directors may be on such basis as is determined by the Board of Directors.  The Board of Directors may also establish compensation for members of standing or special committees of the Board for serving on such committees.

4.14

Action by Board or Committee Without a Meeting. Any action required or which may be taken at a meeting of the Board or a committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken or to be taken, shall be signed by all Directors or committee members as the case may be.

4.15

Participation of Directors by Communication Equipment. Members of the Board or committees thereof may participate in a meeting of the Board or a committee by means of conference telephone or similar communication equipment allowing all persons participating in the meeting to hear each other at the same time.  Participation by such means shall constitute presence in person at a meeting.

ARTICLE 5

OFFICERS

5.1

Designations. The officers of corporation shall be a President, a Secretary and a Treasurer, each of whom shall be elected by the Board. One or more Vice Presidents and such other officers and assistant officers may be elected or appointed by the Board, such officers and assistant officers to hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as may be provided by resolution of the Board. Any officer may be assigned by the Board any additional title that the Board deems appropriate. The Board may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person, except the offices of President and Secretary; provided, however, that if there is only one shareholder, all corporate offices can be held by one individual.

5.2

Election and Term of Office. The officers of the corporation shall be elected annually by the Board at the meeting of the Board held after the annual meeting of the shareholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as a Board meeting conveniently may be held. Unless an officer dies, resigns or is removed from office, the officer shall hold office until the next annual meeting of the Board or until his or her successor is elected.

5.3

President. The President shall be the Chief Executive Officer of the corporation and shall have general control and management of the business affairs and policies of the corporation. He or she shall be generally responsible for the proper conduct of the business of the corporation.  The President shall possess the power to sign all certificates, contracts and other instruments of the corporation. The President shall, unless a Chairman of the Board is elected, preside at all meetings of the shareholders and of the Board. The President shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon the President by the Board of Directors.

5.4

Vice President. During the absence or disability of the President, the Executive Vice Presidents, if any, and the Vice Presidents, if any, in the order designated by the Board, shall exercise all functions of the President. Each Vice President shall have such powers and discharge such duties as may be assigned to him from time to time by the President or the Board.

5.5

Secretary and Assistant Secretaries. The Secretary shall issue notices for all meetings, except notices for special shareholders meetings and special Directors meetings called by those persons so authorized, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incident to such office or as are properly required of the Secretary by the Board.  The Assistant Secretary, or Assistant Secretaries in the order designated by the Board, shall perform all duties of Secretary during the absence or disability of the Secretary, and at other times shall perform such duties as are directed by the President or the Board.

5.6

Treasurer. The Treasurer shall have the custody of all monies and securities of the corporation and shall keep regular books of account. The Treasurer shall disburse the funds of the corporation in payment of the just demands against the corporation or as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Board, from time to time as may be required of the Treasurer, an account of all transactions as Treasurer and of the corporation's financial condition. The Treasurer shall perform other duties incident to his office as are properly required of him by the Board. The Assistant Treasurer, or Assistant Treasurers in the order designated by the Board, shall perform all duties of Treasurer in the absence or disability of the Treasurer, and at other times shall perform such other duties as are directed by the President or the Board.

5.7

Delegation.  In the case of absence or inability to act of any officer of the corporation and, of any person herein authorized to act in the place of such person, the Board may from time to time delegate the powers or duties of such officer to any other officer, Director or person whom it may select.

5.8

Other Officers. The Board may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

5.9

Resignation. Any officer may resign at any time by delivering written notice to the President, a Vice President, the Secretary, or the Board, or by giving oral notice at any meeting of the Board. Any such resignation shall take effect at the time specified therein, or if time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

5.10

Removal. Any officer or agent elected or appointed by the Board may be removed by the Board whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

5.11

Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board for the unexpired portion of the term or for a new term established by the Board.

5.12

Salaries. The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary because he or she is also a Director of the corporation.

ARTICLE 6

CONTRACTS, LOANS, CHECKS AND DEPOSITS

6.1

Contracts. The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

6.2

Loans to the Corporation. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

6.3

Loans to Directors. The corporation may not lend money to or guarantee the obligation of a Director unless either (a) the loan or guarantee is approved by the holders of at least a majority of the votes represented by the outstanding shares of all classes entitled to vote thereon, excluding the votes of the benefited Director or, (b) the Board determines that the loan or guarantee benefits the corporation and either approves the specific loan or guarantee or a general plan authorizing loans and guarantees.

6.4

Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

6.5

Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select.

ARTICLE 7

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES, AND OTHER AGENTS

7.1

Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she (or a person for whom he or she is a representative) is or was a director or an officer of the corporation or is or was serving at the request of the corporation in any position or capacity for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity or in any other capacity shall be indemnified and held harmless by the corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 7.3 with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation.

7.2

Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 7.1, the corporation shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorney’s fees) incurred by an indemnitee in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 7.2 or otherwise.

7.3

Right of Indemnitee to Bring Suit. If a claim under Section 7.1 or 7.2 is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article 7 or otherwise shall be on the corporation.

7.4

Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article 7 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders or directors, or otherwise.

7.5

Insurance. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

7.6

Indemnification of Employees and Agents of the Corporation. The corporation may, to the extent authorized from time to time by the Board of Directors or a duly authorized committee thereof, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

7.7

Nature of Rights. The rights conferred upon indemnitees in this Article 7 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or agent of the corporation or who has ceased serving at the request of the corporation in any position or capacity for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article 7 that adversely affects any right of an indemnitee or his or her successors shall be prospective only and shall not limit, eliminate or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

ARTICLE 8

BOOKS AND RECORDS

8.1

Books of Accounts, Minutes, and Share Registrar. The corporation shall keep complete books and records of accounts and minutes of the proceedings of the Board and shareholders and shall keep at its registered office, principal place of business, or at the office of its transfer agent or registrar a share register giving the names of the shareholders in alphabetical order and showing their respective addresses and the number of shares held by each.

8.2

Copies of Resolutions. Any person dealing with the corporation may rely upon a copy of any of the records of the proceedings, resolutions, or votes of the Board or shareholders, when certified by the President or Secretary.

ARTICLE 9

CORPORATE SEAL

The Board may provide for a corporate seal which shall have inscribed thereon the name of the corporation, the year and state of incorporation and the words "corporate seal".

ARTICLE 10

AMENDMENTS

The accounting year of the corporation shall be the calendar year unless a different accounting year is selected by resolution of the Board.

ARTICLE 11

AMENDMENTS

These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors. The shareholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board of Directors may be amended, repealed, altered or modified by the shareholders.

ARTICLE 12

RULES OF ORDER

The rules contained in the most recent edition of Robert's Rules of Order, Newly Revised, shall govern all meetings of shareholders and Directors where those rules are not inconsistent with the Certificate of Incorporation, Bylaws, or special rules of order of the corporation.

ARTICLE 13

REIMBURSEMENT OF DISALLOWED EXPENSES

If any salary, payment, reimbursement, employee fringe benefit, expense allowance payment, or other expense incurred by the corporation for the benefit of an employee is disallowed in whole or in part as a deductible expense of the corporation for Federal Income Tax purposes, the employee shall reimburse the corporation, upon notice and demand, to the full extent of the disallowance. This legally enforceable obligation is in accordance with the provisions of Revenue Ruling 69-115, 1969-1 C.B. 50, and is for the purpose of entitling such employee to a business expense deduction for the taxable year in which the repayment is made to the corporation. In this manner, the corporation shall be protected from having to bear the entire burden of disallowed expense items.